Exhibit 99.1

Ideanomics, Inc. Reports Q1 2021 Financial Results

-	Revenue for the quarter ended March 31, 2021, was $32.7 million and gross profit of $10.8 million
-	First revenues from WAVE – Ideanomics’ inductive charging business and from Timios, our Title and escrow services company – both businesses were acquired in January 2021
-	$356 million cash at quarter end providing a deep pool of capital for investment in our Ideanomics Mobility & Capital business units

New York, NY May 17, 2021/PRNewswire/ -- Ideanomics (NASDAQ: IDEX) ("Ideanomics" or the "Company"), a global company focused on driving the adoption of commercial electric vehicles and associated energy consumption, announced today its first quarter 2021 operating results for the period ended March 31, 2021 (a full copy of the Company's quarterly 10-Q report is available at www.sec.gov).

Conference Call: Ideanomics' management, including Alf Poor (Chief Executive Officer), Conor McCarthy (Chief Financial Officer), Kristen Helsel (Chief Revenue Officer) and Tony Sklar (SVP of Investor Relations), will host live an earnings release conference call at 4:30 pm ET, Monday, May 17, 2021. Time permitting, Ideanomics management will answer questions during the live Q&A session. A replay of the earnings call will be available soon after the conclusion of the event.

To join the webcast, please visit the 'Events & Presentations' section of the Ideanomics corporate website (http://www.ideanomics.com/), or copy/paste this link: https://78449.themediaframe.com/dataconf/productusers/ssc/mediaframe/44733/indexl.html

" Ideanomics is transforming dramatically quarter over quarter” said Alf Poor, CEO of Ideanomics. "I am both pleased and proud to say that as is stands today the company is the healthiest it has been in close to three years that I have been on board.”

Ideanomics First Quarter 2021 Operating Results

Revenue for the quarter was $32.7 million which represents the fifth consecutive quarter of growth demonstrating the increasing strength of Ideanomics’ business. Timios, our title & escrow business generated revenues of $27.6 million and WAVE revenues of $1.8 million, reported in the charging & batteries line in the revenue table. Both of these businesses were acquired in the first quarter and consequently their financial results are only included from the date of acquisition. Revenue from Electric Vehicles was $3.0 million up from just $55,000 in the first quarter of 2020.

Gross Profit

Gross profit for first quarter 2021 was $10.8 million which represented a Gross Margin of 33.1%. Gross profit for first quarter 2020 was $44,000.

Selected Business Updates and Highlights

•         Acquired Wireless Charging Provider WAVE

•         Acquired title & escrow services company Timios

•         Announced Sponsorship in NACFE and membership in CALSTART

•         Timios Expands retail purchasing business

•         Solectrac expands Tractor reservation campaign

•         Invests in Italian Electric Motorcycle Company Energica

•         Timios generates record high revenue for the quarter

•         Bolstered Cash position to $356 million as of March 31, 2021

About Ideanomics

Ideanomics is a catalyst for disruption to those industries where improvements in sustainability, transparency, and freedom of choice would have profound benefits on a global scale. The Ideanomics Mobility division is a service provider which facilitates the adoption of electric vehicles by commercial fleet operators through offering vehicle procurement, finance and leasing, and energy management solutions under our innovative sales to financing to charging (S2F2C) business model. Ideanomics Capital is focused on disruptive fintech solutions for the financial services industry. Together, Ideanomics Mobility & Capital provide our global customers and partners with leading technologies and services designed to improve transparency, efficiency, and accountability, and our shareholders with the opportunity to participate in high-potential, growth industries.

The company is headquartered in New York, NY, with operations in the U.S., China, Ukraine, and Malaysia.

Safe Harbor Statement

This press release contains certain statements that may include "forward looking statements". All statements other than statements of historical fact included herein are "forward-looking statements." These forward-looking statements are often identified by the use of forward-looking terminology such as "believes," "expects" or similar expressions, involve known and unknown risks and uncertainties, and include statements regarding our intention to transition our business model to become a next-generation financial technology company, our business strategy and planned product offerings, our intention to phase out our oil trading and consumer electronics businesses, and potential future financial results. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of risks and uncertainties, such as risks related to: our ability to continue as a going concern; our ability to raise additional financing to meet our business requirements; the transformation of our business model; fluctuations in our operating results; strain to our personnel management, financial systems and other resources as we grow our business; our ability to attract and retain key employees and senior management; competitive pressure; our international operations; and other risks and uncertainties disclosed under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Form 10-K and Form 10-Q filed with the Securities and Exchange Commission, and similar disclosures in subsequent reports filed with the SEC, which are available on the SEC website at www.sec.gov.. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these risk factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.

Investor Relations and Media Contact

Ideanomics,Inc.

Tony Sklar, SVP of Investor Relations

1441 Broadway, Suite 5116 New York, NY 10018.

Email: ir@ideanomics.com

Jeremy Ertl

Skyya for Ideanomics

507-458-9404

jeremy@skyya.com

IDEANOMICS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited) (USD in thousands)

	Three Months Ended
	March 31, 2021	March 31, 2020
Revenue from sales of products (including revenue from related party of $1 and $0 for the three months ended March 31, 2021 and 2020, respectively)	$4,547	$3
Revenue from sales of services	28,162	375
Total revenue	32,709	378
Cost of revenue from sales of products (including cost of revenue from related party of $7 and $0 for the three months ended March 31, 2021 and 2020, respectively)	4,354	2
Cost of revenue from sales of services	17,513	332
Total cost of revenue	21,867	334
Gross profit	10,842	44

Operating expenses:
Selling, general and administrative expenses	12,005	5,827
Research and development expense	10	—
Professional fees	5,168	1,757
Impairment losses	—	887
Change in fair value of contingent consideration, net	494	532
Litigation settlement	5,000	—
Depreciation and amortization	1,128	476
Total operating expenses	23,805	9,479

Loss from operations	(12,963)	(9,435)

Interest and other income (expense):
Interest expense, net	(417)	(3,156)
Equity in loss of equity method investees	(59)	(3)
Loss on disposal of subsidiaries, net	(212)	—
Other expense	(2)	(26)
Loss before income taxes and non-controlling interest	(13,653)	(12,620)

Income tax benefit	12,916	—

Net loss	(737)	(12,620)

Net loss attributable to non-controlling interest	164	272

Net loss attributable to IDEX common shareholders	$(573)	$(12,348)

Earnings (loss) per share
Basic	$(0.00)	$(0.08)
Diluted	$(0.00)	$(0.08)

Weighted average shares outstanding:
Basic	391,131,793	157,859,642
Diluted	391,131,793	157,859,642

IDEANOMICS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited) (USD in thousands)

	March 31, 2021	December 31, 2020
ASSETS
Current assets:
Cash and cash equivalents	$355,856	$165,764
Accounts receivable, net	5,409	7,400
Available-for-sale security	15,155	—
Inventory	960	—
Prepaid expenses	6,400	2,629
Amount due from related parties	245	240
Other current assets	479	3,726
Held for sale assets (Fintech Village)	7,068	—
Total current assets	391,572	179,759
Property and equipment, net	631	330
Fintech Village	—	7,250
Intangible assets, net	92,525	29,705
Goodwill	51,084	1,165
Long-term investments	24,179	8,570
Operating lease right of use assets	9,338	7,117
Other non-current assets	569	516
Total assets	$569,898	$234,412

LIABILITIES, CONVERTIBLE REDEEMABLE PREFERRED STOCK , REDEMABLE NON-CONTROLLING INTEREST AND EQUITY
Current liabilities
Accounts payable	$9,978	$5,057
Deferred revenue	2,225	1,129
Accrued salaries	4,831	1,750
Amount due to related parties	1,235	882
Other current liabilities	7,112	1,920
Current portion of operating lease liabilities	955	430
Current contingent consideration	8,481	1,325
Promissory note-short term	869	568
Convertible promissory note due to third parties	80,446	—
Total current liabilities	116,132	13,061
Asset retirement obligations	4,653	4,653
Deferred tax liabilities	1,290	—
Operating lease liability-long term	8,485	6,759
Non-current contingent consideration	8,630	7,635
Other long-term liabilities	1,175	535
Total liabilities	140,365	32,643
Commitments and contingencies (Note 18)
Convertible redeemable preferred stock and Redeemable non-controlling interest:
Series A - 7,000,000 shares issued and outstanding, liquidation and deemed liquidation preference of $3,500,000 as of March 31, 2021 and December 31, 2020	1,262	1,262
Redeemable non-controlling interest	7,600	7,485
Equity:
Common stock - $0.001 par value; 1,500,000,000 shares authorized, 419,514,800 shares and 344,906,295 shares issued and outstanding as of March 31, 2021 and December 31, 2020, respectively	419	345
Additional paid-in capital	761,155	531,866
Accumulated deficit	(347,457)	(346,883)
Accumulated other comprehensive loss	784	1,256
Total IDEX shareholder’s equity	414,901	186,584
Non-controlling interest	5,770	6,438
Total equity	420,671	193,022
Total liabilities, convertible redeemable preferred stock, redeemable non-controlling interest and equity	$569,898	$234,412

	March 31, 2021	December 31, 2020
ASSETS
Current assets:
Cash and cash equivalents	$355,856	$165,764
Accounts receivable, net	5,409	7,400
Available-for-sale security	15,155	—
Inventory	960	—
Prepaid expenses	6,400	2,629
Amount due from related parties	245	240
Other current assets	479	3,726
Held for sale assets (Fintech Village)	7,068	—
Total current assets	391,572	179,759
Property and equipment, net	631	330
Fintech Village	—	7,250
Intangible assets, net	92,525	29,705
Goodwill	51,084	1,165
Long-term investments	24,179	8,570
Operating lease right of use assets	9,338	7,117
Other non-current assets	569	516
Total assets	$569,898	$234,412

LIABILITIES, CONVERTIBLE REDEEMABLE PREFERRED STOCK , REDEMABLE NON-CONTROLLING INTEREST AND EQUITY
Current liabilities
Accounts payable	$9,978	$5,057
Deferred revenue	2,225	1,129
Accrued salaries	4,831	1,750
Amount due to related parties	1,235	882
Other current liabilities	7,112	1,920
Current portion of operating lease liabilities	955	430
Current contingent consideration	8,481	1,325
Promissory note-short term	869	568
Convertible promissory note due to third parties	80,446	—
Asset retirement obligations	4,653	—
Total current liabilities	120,785	13,061
Asset retirement obligations	—	4,653
Deferred tax liabilities	1,290	—
Operating lease liability-long term	8,485	6,759
Non-current contingent consideration	8,630	7,635
Other long-term liabilities	1,175	535
Total liabilities	140,365	32,643
Commitments and contingencies (Note 18)
Convertible redeemable preferred stock and Redeemable non-controlling interest:
Series A - 7,000,000 shares issued and outstanding, liquidation and deemed liquidation preference of $3,500,000 as of March 31, 2021 and December 31, 2020	1,262	1,262
Redeemable non-controlling interest	7,600	7,485
Equity:
Common stock - $0.001 par value; 1,500,000,000 shares authorized, 419,469,800 shares and 344,906,295 shares issued and outstanding as of March 31, 2021 and December 31, 2020, respectively	419	345
Additional paid-in capital	761,155	531,866
Accumulated deficit	(347,457)	(346,883)
Accumulated other comprehensive loss	784	1,256
Total IDEX shareholder’s equity	414,901	186,584
Non-controlling interest	5,770	6,438
Total equity	420,671	193,022
Total liabilities, convertible redeemable preferred stock, redeemable non-controlling interest and equity	$569,898	$234,412